SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549



FORM 8-K/A-1



CURRENT REPORT
pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  April 26, 1995


ANDREWS GROUP INCORPORATED
(Exact name of registrant as specified in its charter)



Delaware                          0-9008                 95-2683875
(State or other jurisdiction     (Commission           (I.R.S. Employer
of incorporation)                File Number)          Identification No.)




3200 Windy Hill Road, Suite 1100-West, Atlanta, GA          30067
(Address of principal executive offices)                  (Zip code)


(404) 955-0045
(Registrant's telephone number, including area code)

ANDREWS GROUP INCORPORATED


The following financial statements of businesses acquired and pro forma financial information is provided by Andrews
Group Incorporated (the "Company") in connection with the Marvel Entertainment Group, Inc. ("Marvel") acquisition of
SkyBox International Inc. ("SkyBox") (the "SkyBox
Acquisition") as described in the Company's Form 8-K dated
April 26, 1995.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

          (a)       Financial Statements of Businesses Acquired
                    --------------------------------------------

          The following financial statements of SkyBox were previously filed with the Company's Form 8-K dated April 26, 1995:

               SkyBox International Inc.:

               Report of Independent Accountants
               Balance Sheets as of December 31, 1994 and 1993
               Statements of Operations for the years ended
                    December 31, 1994, 1993 and 1992
               Statements of Stockholders' Equity (Deficit) for the years ended December 31, 1994, 1993 and 1992
               Statements of Cash Flows for the years ended
                    December 31, 1994, 1993 and 1992
               Notes to the Financial Statements

          (b)  Pro Forma Financial Information
               -------------------------------

          The following pro forma financial information is provided by the Company:

     The unaudited pro forma condensed consolidated balance sheet of the Company as of March 31, 1995 gives effect to the adjustments set forth in the notes thereto as if the SkyBox Acquisition had been consummated as of that date.

     The unaudited pro forma condensed consolidated statement of operations information gives effect to, as of January 1, 1994, the following 1994 transactions: the acquisition of Panini, the merger of NWTV and NW Entertainment into NWCG, the purchase by NWCG of 100% of the stock of Genesis, the purchase of the CitiCasters' Stations, the repayment of NW Entertainment's debt, NWCG's common stock offering, the issuance of NWCG Holdings Notes and NWCG's issuance of preferred stock and the following 1995 transactions: the SkyBox Acquisition, the sale of WSBK-TV, the repayment of a portion of NWTV's debt, the disposal of WGHP-TV and WBRC-TV and the acquisition of the Argyle stations. The pro forma financial results do not necessarily reflect either future results or the results that would have occurred had the transactions discussed above actually occurred on the date indicated. Further, the allocation of purchase price and final determination of net proceeds from the dispositions are subject to adjustment.

          (c)  Exhibits

          2.1 Agreement and Plan of Merger dated as of March 8, 1995 by and among SkyBox International Inc., Marvel and Marvel Acquisition Corp. Incorporated by reference to Exhibit (c)(1) to Marvel's Tender Offer Statement on Schedule 14D-1 dated March 15, 1995 (as subsequently amended, the "Schedule 14D-1").

          10.1 Assignment dated as of March 14, 1995 by and between Fleer Acquisition Corp. and Marvel
               Acquisition Corp. Incorporated by reference to Exhibit (c)(5) to the Schedule 14D-1.

          10.2 Amended and Restated Credit and Guarantee Agreement dated as of August 30, 1994, by and among Marvel, Fleer Corp., Chemical Bank, as Administrative Agent, and the financial institutions parties thereto. Incorporated by reference to Exhibit 10.49 to Marvel's Current Report on Form 8-K, dated September 15, 1994.

          10.3 Credit and Guarantee Agreement dated as of April 24, 1995, by and among Marvel, Fleer Corp., Chemical Bank, as Administrative Agent, and the financial institutions parties thereto. Incorporated by reference to Exhibit (b)(3) to the Final Amendment to
               Schedule 14D-1.

          10.4 First Amendment dated as of November 22, 1994, to the Amended and Restated Credit and Guarantee Agreement by and among Marvel, Fleer Corp., Chemical Bank, as Administrative Agent, and the financial institutions parties thereto. Incorporated by reference to
               Exhibit 10.4 to Marvel's Current Report on
               Form 8-K, dated April 26, 1995 (the "April
               Form 8-K").

          10.5 Second Amendment dated as of April 24, 1995, to the Amended and Restated Credit and Guarantee Agreement by and among Marvel, Fleer Corp., Chemical Bank, as Administrative Agent, and the financial institutions parties thereto. Incorporated by reference to
               Exhibit 10.5 to the April Form 8-K.

          20.1 Offer to Purchase of Fleer Acquisition Corp.
               dated March 15, 1995.  Incorporated by
               reference to Exhibit (a)(1) to the Schedule
               14D-1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:  July 7, 1995

                              ANDREWS GROUP INCORPORATED





                              By:/s/   Laurence Winoker
                              Name:  Laurence Winoker
                              Title: Vice President & Controller
                                     (Principal Accounting Officer)

 Andrews Group Incorporated and Subsidiaries
Pro Forma Consolidated Statement of Operations
  For The Three Months Ended March 31, 1995
          (Dollars in Millions)
               (Unaudited)

                                                       Historical
                                                        Andrews
                                                         Group      Sale of  Argyle             Pro Forma
                                                      Incorporated   WSBK    Stations  SkyBox  Adjustments  Pro Forma
                                                      ------------  -------  --------  ------  -----------  ---------
Net revenues                                          $274.4        ($5.7)   $29.6     $26.1                $324.4
Operating expenses:
  Direct costs                                         172.0         (5.2)    10.1      14.0                 190.9
  Selling, general and administrative expenses          80.3         (1.0)    16.2      10.5   ($12.7)(b)     93.3
Amortization of goodwill and intangibles                12.6         (0.8)     7.0                3.8 (c)     22.6
                                                      ------------  -------  --------  ------  -----------  ---------
Operating income (loss)                                  9.5          1.3     (3.7)      1.6      8.9         17.6
                                                      ------------  -------  --------  ------  -----------  ---------

Other (expenses) income:
  Interest expense                                     (65.3)                                    (7.9)(d)    (73.2)
  Interest and net investment income                     9.9                             0.1                  10.0
  Gain on sale of interest in businesses                54.9                                    (40.9)(j)     14.0
  Amortization of debt issuance costs and other         (4.4)                           (0.1)                 (4.5)
                                                      ------------  -------  --------  ------  -----------  ---------
                                                        (4.9)         0.0      0.0       0.0    (48.8)       (53.7)
                                                      ------------  -------  --------  ------  -----------  ---------
Income (loss) before income taxes, minority
  interest and equity in net income of investees         4.6          1.3     (3.7)      1.6    (39.9)       (36.1)
(Provision) benefit for income taxes                   (43.3)                 (0.1)     (0.7)    37.1 (h)     (7.0)
Minority interest in loss (earnings) of subsidiaries     1.9                                      2.4 (i)      4.3
Equity in net income of investees                        0.1                                                   0.1
                                                      ------------  -------  --------  ------  -----------  ---------
Net (loss) income                                     $(36.7)        $1.3    ($3.8)     $0.9    ($0.4)      ($38.7)
                                                      ============  =======  ========  ======  ===========  =========


  Andrews Group Incorporated and Subsidiaries
Pro Forma Consolidated Statement of Operations
     For The Year Ended December 31, 1994
             (Dollars in Millions)
                  (Unaudited)

                                                       Historical
                                                        Andrews                            Citi-
                                                         Group            Sale of  Argyle  casters          Pro Forma
                                                      Incorporated Panini  WSBK   Stations Stations SkyBox Adjustments Pro Forma
                                                      ------------ ------ ------- -------- -------- ------ ----------- ---------
Net revenues                                             $911.7    $98.9  $(43.9) $140.8   $41.5    $113.3   $3.5 (a)  $1,265.8
Operating expenses:
  Direct costs                                            506.1     54.0   (36.4)   45.8    14.7      56.9   (2.3)(a)     638.8
  Selling, general and administrative expenses            257.8     26.3    (5.7)   30.1     6.8      31.8  (13.8)(b)     333.3
Amortization of goodwill and intangibles                   46.1             (3.8)   27.1                     26.3 (c)      95.7
                                                      ------------ ------ ------- -------- -------- ------ ----------- ---------
Operating income (loss)                                   101.7     18.6     2.0    37.8    20.0      24.6   (6.7)        198.0
                                                      ------------ ------ ------- -------- -------- ------ ----------- ---------

Other (expenses) income:
  Interest expense                                       (206.4)    (2.8)                                   (57.1)(d)    (266.3)
  Interest and net investment income                       19.3                                        0.5   (7.0)(e)      12.8
  Gain on sale of interest in NWCG                         86.8                                             (86.8)(f)       0.0
  Amortization of debt issuance costs and other           (12.5)                                      (1.3)   0.3 (g)     (13.5)
                                                      ------------ ------ ------- -------- -------- ------ ----------- ---------
                                                         (112.8)    (2.8)    0.0     0.0     0.0      (0.8)(150.6)       (267.0)
                                                      ------------ ------ ------- -------- -------- ------ ----------- ---------
(Loss) income before income taxes, minority
  interest and equity in net income of investees          (11.1)    15.8     2.0    37.8    20.0      23.8 (157.3)        (69.0)
(Provision) benefit for income taxes                      (28.0)    (6.6)                             (2.5)  (9.6)(h)     (46.7)
Minority interest in loss (earnings) of subsidiaries       16.0                                             (10.7)(i)       5.3
Equity in net income of investees                           9.4                                               0.4 (b)       9.8
                                                      ------------ ------ ------- -------- -------- ------ ----------- ---------
Net (loss) income                                        ($13.7)    $9.2    $2.0   $37.8   $20.0     $21.3 (177.2)      $(100.6)
                                                      ============ ====== ======= ======== ======== ====== =========== =========



Andrews Group Incorporated and Subsidiaries
Pro Forma Consolidated Balance Sheet
As of March 31, 1995
(Dollars in Millions, except share data)
 (Unaudited)

                                                              Historical
                                                            Andrews Group             Pro Forma
                                                             Incorporated   SkyBox   Adjustments   Pro Forma
                                                            -------------   ------   -----------   ---------
Cash                                                          $105.9         $3.4    $350.0 (k)      $109.3
                                                                                     (189.1)(l)
                                                                                     (154.6)(m)
                                                                                       (6.3)(n)
Restricted cash                                                 77.3                                   77.3
Trade receivables, net                                         365.0         13.7                     378.7
Inventories                                                     67.8          5.3                      73.1
Television program contract rights                              22.6                                   22.6
Film costs, net                                                 66.5                                   66.5
Prepaid expenses and other                                      64.3         12.2                      76.5
                                                            -------------   ------   -----------   ---------
   Total current assets                                        769.4         34.6       0.0           804.0

Property, plant and equipment, net                             270.9          0.7                     271.6
Television program contract rights                               4.1                                    4.1
Film costs, net                                                 36.9                                   36.9
Intangible assets and excess reorganization value, net       2,222.8                  170.0 (m)     2,392.8
Loans to affiliate                                             221.3                                  221.3
Other assets                                                   208.6          0.9       2.7 (m)       212.2
                                                            -------------   ------   -----------   ---------
                                                            $3,734.0        $36.2    $172.7        $3,942.9
                                                            =============   ======   ===========   =========
Current liabilities:
   Current portion of long-term debt and notes payable        $161.4         $6.3     $(6.3)(n)      $161.4
   Accounts payable and accrued expenses                       283.9         33.5      20.2 (m)       335.5
                                                                                       (2.1)(m)
   Television program contracts payable                         21.0                                   21.0
   Deferred income                                              29.5                                   29.5
   Participations and residuals payable                         29.6                                   29.6
                                                            -------------   ------   -----------   ---------
    Total current liabilities                                  525.4         39.8      11.8           577.0

Long-term debt                                               2,551.8                  350.0 (k)     2,712.7
                                                                                     (189.1)(l)
Indebtedness to affiliates                                     175.3                                  175.3
Other liabilities                                              147.9         (0.2)                    147.7
Minority interest                                              466.2                   (0.7)(m)       465.5
Redeemable preferred stock of subsidiaries                     247.0                                  247.0

Stockholder's deficit:
   Common stock                                                               0.1      (0.1)(m)         0.0
   Additional paid-in-capital                                   32.9         69.0     (69.0)(m)        32.9
   Accumulated deficit                                        (412.3)       (72.5)     72.5 (m)      (415.0)
                                                                                       (2.7)(m)
   Cumulative translation adjustment                            (0.2)                                  (0.2)
                                                            -------------   ------   -----------   ---------
      Total stockholder's deficit                             (379.6)        (3.4)      0.7          (382.3)
                                                            -------------   ------   -----------   ---------
                                                            $3,734.0        $36.2    $172.7        $3,942.9
                                                            =============   ======   ===========   =========


Notes to Pro Forma Financial Information
- ----------------------------------------

(a) Reflects the elimination of Argyle barter revenues and expenses for the year ended December 31, 1994 and the purchase of Genesis for the three months ended March
     31, 1994.

(b) Reflects the (i) purchase of Genesis for three months ended March 31, 1994, (ii) elimination of Argyle-related corporate expenses as a result of the consolidation of operations and the adjustment of total NWCG corporate expenses based upon management's estimate of total corporate expenses, and (iii) the reduction of SkyBox performance shares expense due to the assumed retirement of such shares on January 1, 1994.

(c) Reflects the adjustment of the amortization of intangible assets and depreciation of property, plant and equipment based on the Company's preliminary estimates of fair values. Intangible assets are amortized on a straight-line basis over five to forty years.

(d) Reflects adjustments to interest expense for the acquisition of Panini for the eight months ended August 31, 1994, the consolidation of Genesis for the three months ended March 31, 1994, the acquisition of SkyBox, the sale of WSBK-TV, and for additional borrowings to finance the purchase of Argyle and repay Argyle debt assumed.

(e) Reflects a reduction of interest income for use of excess cash to consummate the acquisitions.

(f) Reflects the elimination of the gain on the NWCG common stock offering and NWCG's issuance of preferred stock.

(g) Primarily reflects NWCG's issuance of preferred stock and the reduction in preferred stock dividends due to the assumed retirement of SkyBox Series A Cumulative
     Voting Preferred Stock as of January 1, 1994.

(h) Reflects adjustment of the provisions for income taxes in accordance with SFAS No. 109.

(i) Reflects the adjustment to the recognition of minority interest in Marvel and NWCG.

(j)  Reflects adjustment for the sale of WSBK-TV.

(k)  Reflects the borrowings under Marvel's U.S. Term Loan
     Agreement.

(l) Reflects the reduction of the term loan and a portion of the revolving credit loan under Marvel's Amended and Restated Credit Agreement with the use of excess proceeds from Marvel's U.S. Term Loan Agreement.


(m) Reflects the application of a portion of the net proceeds from Marvel's U.S. Term Loan Agreement to finance the SkyBox Acquisition, the net increase in deferred financing costs related to the U.S.Term Loan Agreement partially offset by the write-off of deferred financing costs associated with an assumed reduction of the term loan portion under the Amended and Restated Credit Agreement in proportion to the total commitments under that facility and the preliminary allocation to assets and liabilities based on their estimated respective fair values, including accruals for severance and other costs. Minority interest is calculated using ownership rates at the end of the period.

(n) Reflects the payment of the outstanding balance under SkyBox's credit agreement.